UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2018

CORPORATE CAPITAL TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-38287	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street 50th Floor San Francisco, California 94104 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (415) 315-3620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Corporate Capital Trust, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) on March 26, 2018 at which a quorum was present. Stockholders were asked to consider and act upon the following proposals, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 23, 2018:

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Proposal No. 1 – To approve a new investment advisory agreement, by and between the Company and KKR Credit Advisors (US) LLC (“KKR Credit”) (the “KKR Investment Co-Advisory Agreement”), and a new investment advisory agreement, by and between the Company and an affiliate of Franklin Square Holdings, L.P. (“FS Investments” and, such adviser, “FS Adviser”) (the “FS Adviser Investment Co-Advisory Agreement” and, together with the KKR Investment Co-Advisory Agreement, the “Investment Co-Advisory Agreements”), pursuant to which KKR Credit and FS Adviser will act as investment co-advisers to the Company (such proposal, the “Investment Co-Advisory Agreements Proposal”); and

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Proposal No. 2 – To approve a new investment advisory agreement, by and between the Company and FS/KKR Advisor, LLC, a newly-formed investment adviser jointly operated by KKR Credit and an affiliate of FS Investments (the “Joint Advisor”) (the “Joint Advisor Investment Advisory Agreement”), pursuant to which the Joint Advisor will act as investment adviser to the Company (such proposal, the “Joint Advisor Investment Advisory Agreement Proposal”).

The Investment Co-Advisory Agreements Proposal received the requisite number of votes to pass at the Special Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,730,749	3,749,861	4,034,781	0

The Joint Advisor Investment Advisory Agreement Proposal received the requisite number of votes to pass at the Special Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,675,312	3,799,472	4,040,607	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Capital Trust, INC.
a Maryland corporation

Date:	March 26, 2018	By:	/s/ Philip Davidson
Philip Davidson
General Counsel and Secretary